COMMON STOCK PURCHASE OPTION

HEALTHTECH SOLUTIONS, INC.

Option Holder: Storm Funding, LLC	Grant Date: September 6, 2022
Option Shares: 15,000,000	Termination Date: September 5, 2025
Exercise Price: $0.25 (subject to adjustment)

THIS COMMON STOCK PURCHASE OPTION (the “Option”) certifies that, for value received, the Option Holder specified above or assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Grant Date specified above and on or prior to the close of business on the Termination Date specified above (said period being the "Exercise Period"), to subscribe for and purchase from Healthtech Solutions, Inc., a Utah corporation (the “Company”), up to the number of Option Shares specified above.

Section 1. Exercise.

a)              Exercise of Option. Exercise of the purchase rights represented by this Option may be made, in whole or in part, at any time or times during the Exercise Period by delivery to the Company at its executive offices of a duly executed copy of the Notice of Exercise Form annexed hereto; and, if the Holder opts to make cash payment, within 3 business days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check or otherwise by agreement with the Company. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Option to the Company until the Holder has purchased all of the Option Shares available hereunder and the Option has been exercised in full, in which case, the Holder shall surrender this Option to the Company for cancellation within 3 business days of the date the final Notice of Exercise is delivered to the Company.

b)             Exercise Price. The exercise price per share of the Common Stock under this Option shall be the Exercise Price specified above, subject to adjustment hereunder (the “Exercise Price”).

c)              Cashless Exercise. If there is a Market Value (as defined below) for the Common Stock, then in lieu of cash payment, the Option may be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Option Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the Market Value on the day immediately preceding delivery of the Notice of Exercise;
(B)	=	Exercise Price of this Option; and
(X)	=	the number of Option Shares issuable upon exercise of this Option in accordance with the terms of this Option by means of a cash exercise rather than a cashless exercise.

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The "Market Value" for this purpose shall be, in the order of priority:

i.	If there is quoted on any securities market a bid price for the common stock, the Market Value will be the average of the closing bid prices for the five trading days preceding the delivery of the Notice of Exercise.
ii.	If there is no bid price quoted, the Market Value shall be the cash-equivalent price per share in the most recent arms-length sale of stock for cash or assets by the Company, provided (A) such sale closed no more than 12 months prior to the delivery of the Notice of Exercise or (B) such sale is contemplated by a contract binding upon the Company at the time of delivery of the Notice of Exercise.
iii.	If neither of the aforesaid criteria determines a Market Value, then the Exercise Price must be paid in cash.

d)             Holder’s Exercise Limitations. The Company shall not effect any exercise of this Option, and a Holder shall not have the right to exercise any portion of this Option, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Option. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Option with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Option beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Option is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Option is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Option is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Option is exercisable, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this

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Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Option, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Option. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 63 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

e)              Mechanics of Exercise.

i.                  Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Issuer to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise within 5 business days from the delivery to the Company of the Notice of Exercise Form, surrender of this Option (if required) and payment of the aggregate Exercise Price as set forth above. This Option shall be deemed to have been exercised on the date the Exercise Price or notice of cashless exercise is received by the Company. The Option Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Option has been exercised by payment to the Company of the Exercise Price (or by cashless exercise).

ii.                  No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

iii.                  Charges, Taxes and Expenses. Issuance of certificates for Option Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder.

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Section 2. Certain Adjustments.

a)              Stock Dividends and Splits. If the Company, at any time while this Option is outstanding: (i) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Option), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Option shall be proportionately adjusted such that the aggregate Exercise Price of this Option shall remain unchanged.

b)             Fundamental Transaction. If, at any time while this Option is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Option, the Holder shall have the right to receive, for each Option Share that would have been issuable in the absence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such merger, consolidation or disposition of assets by a holder of a share of Common Stock immediately prior to such event. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new option consistent with the foregoing provisions.

c)              Notice to Holder.

i.                  Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 2, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

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ii.                  Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or options to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be emailed to the Holder at its last email address as it shall appear upon the records of the Company, at least five calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or options, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or options are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to email such notice or any defect therein or in the emailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

Section 3. Miscellaneous.

a)              No Rights as Stockholder Until Exercise. This Option does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

b)             Restrictions. The Holder acknowledges that the Option Shares acquired upon the exercise of this Option, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

c)              Person Defined. As used herein, the term "Person" means a natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization or a governmental entity.

IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officer thereunto duly authorized as of the date first above indicated.

HEALTHTECH SOLUTIONS, INC.
By:_________________________________ Name: Manuel E. Iglesias Title: President

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NOTICE OF EXERCISE

To: HEALTHTECH SOLUTIONS, INC.

(1)  The undersigned hereby elects to purchase ____________ Option Shares of the Company pursuant to the terms of the attached Option, and tenders herewith payment of the exercise price in full.

(2)  Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Option Shares as is necessary, in accordance with the formula set forth in subsection 1(c), to exercise this Option with respect to the number of Option Shares recited above pursuant to the cashless exercise procedure set forth in subsection 1(c).

Market Value Per Share: ________________________

Holder determines the Market Value on the basis of the following evidence:

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

(3)  Please issue a certificate or certificates representing said Option Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Option Shares shall be delivered by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

SIGNATURE OF HOLDER: ___________________________________________________________

Name of Holder: _____________________________________________________________________

Date: ______________________________________________________________________________